                               EXHIBIT 23.2


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Old Kent Financial Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated January 14, 1998, included in Old Kent Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                               /s/Arthur Andersen LLP

Chicago, Illinois
   August 13, 1998